                                                                    EXHIBIT 99.2

                          REGISTRATION RIGHTS AGREEMENT



                  THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of December 16, 2003, by and among OUTDOOR CHANNEL HOLDINGS, INC., an Alaska corporation (the "Company"), and Richard K. Dickson II ("Dickson").

                                    RECITALS

         A. The Company and Dickson are parties to that certain Confidential Severance Agreement and General Release dated on or about the date hereof (the "Severance Agreement"). Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings set forth in the Severance Agreement.

         B. As of the date of this Agreement, Dickson owns three hundred eighty-one thousand five hundred fifty (381,550) issued and outstanding shares of Common Stock of the Company (the "Shares") (excluding the Holdings Deferred Shares and Channel Deferred Shares which are not covered by this Agreement, and including 20,000 shares of Holdings common stock to be transferred from Musk Ox Investments L.P. to Dickson);

         C. Pursuant to the Severance Agreement, the Company and Dickson agreed to enter into this Agreement.

                  In consideration of the mutual promises, representations, warranties, covenants and conditions set forth herein and in the Severance Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  "1933 Act" or the "Act" shall mean the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Commission" or "SEC" shall mean the United States Securities and Exchange Commission.

                  "Common Stock" shall mean the voting shares, $.02 par value per share, of the Company.

                  "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement with the SEC in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement.

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                  "Registrable Securities" shall mean (i) the Shares, and (ii)
any securities issued by the Company upon a split or recapitalization with respect to the Shares. As to any particular securities, such securities shall cease to be Registrable Securities when (a) a registration statement covering such securities shall have become effective under the Act, (b) such securities shall have been sold or transferred by Dickson to any person or entity or such securities may be sold in any three month period pursuant to Rule 144 or otherwise pursuant to Rule 144(k) (or any successor provisions) under the Act, or (c) such securities shall have ceased to be outstanding.

         2. REGISTRATION RIGHTS.

                  2.1 PIGGY-BACK REGISTRATION RIGHTS.

                           2.1.1 PROPOSED REGISTRATION. Subject to all of the
terms and conditions contained in this Agreement, if, prior to the earlier of:
(i) ninety (90) days following the date that the Company qualifies to use Form S-3 Registration (as defined herein) for sales by selling shareholders (or if on the date that the Company qualifies to use Form S-3 Registration the market stand-off period as set forth in Section 4 below is in effect, then upon the expiration of such market stand-off period) or (ii) December 31, 2004, (or if the Company does not complete a Proposed Registration (as defined below) before December 31, 2004, then December 31, 2005), the Company proposes to register in an underwritten public offering any Common Stock for its own account under the 1933 Act by registration on Form S-1, S-2 or S-3 or any successor or similar form(s) (a "Proposed Registration") (except registrations on any such form or similar form(s) for registration of securities in connection with an employee benefit plan, stock incentive or dividend reinvestment plan or a merger, acquisition or consolidation or incidental to an issuance of securities under Rule 144A under the 1933 Act):

                                    (a) the Company will give written notice to
Dickson of its intention to file a Proposed Registration, and

                                    (b) upon the written request of Dickson
(which request shall specify the maximum number of Registrable Securities intended to be disposed of by Dickson), made as promptly as practicable and in any event within ten (10) days after notice from the Company as specified in Subparagraph (a) above (the "Dickson Request"), the Company shall use commercially reasonable efforts to include in the Proposed Registration all or a portion of the Registrable Securities as set forth in the Dickson Request. Failure by Dickson to timely deliver to the Company the Dickson Request shall constitute a waiver by Dickson of any right under this Agreement to include any Registrable Securities in the Proposed Registration.

                  Dickson's right to have Registrable Securities included in a Proposed Registration shall terminate following Dickson's failure to timely deliver any Dickson Request. Thereafter, Dickson shall have no right with regard to any subsequently Proposed Registrations. Dickson's right to have Registrable Securities included in a Proposed Registration shall only apply to the first Proposed Registration by the Company which occurs after the date hereof and prior to the termination of such rights as provided for in the first sentence in this Section 2.1.1. If no Proposed Registration occurs prior to such date, then the piggy-back registration rights contained in this Section 2.1 shall terminate.

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                           2.1.2 UNDERWRITER'S CUTBACK. If, in the judgment of
the managing underwriter of the Proposed Registration, the inclusion of any or all of Dickson's Registrable Securities requested to be registered pursuant to this Section 2.1 would adversely or negatively impact the Proposed Registration, the number of Registrable Securities to be included shall be reduced by an amount to be decided in the discretion of the managing underwriter and securities offered for sale by the Company for its own account shall have first priority; provided, however, if securities offered for sale by selling shareholders other than the Company are included in the Proposed Registration, then the number of Dickson's Registrable Securities to be so included shall be the greater of (i) Dickson's PRO RATA share among Dickson and the other selling shareholders whose shares are included in such offering according to the total amount of securities then held by such individuals who desire to participate in the offering (or such other proportions as shall be mutually agreed upon by the Company and the other selling shareholders) or (ii) fifty thousand (50,000) Registrable Shares (as adjusted for stock splits, stock dividends or recapitalizations).

                           2.1.3 FURTHER REQUIREMENTS. The underwriter in any
Proposed Registration will be selected by the Company and the right of Dickson to include his Registrable Securities in such registration shall be conditioned upon Dickson's acceptance of the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company. If the total amount of securities, including Dickson's Registrable Securities requested to be included in such offering, exceeds the number of securities that the Company, in its discretion, determines to be compatible with the success of the offering, then securities offered for sale by the Company for its account shall have the first priority. The Company shall be required to include in the offering only that number of Registrable Securities which the Company determines will not adversely or negatively impact the offering and the Company shall have the right, in its sole and absolute discretion, to reduce the size of the offering and withhold from the offering any Registrable Securities it deems necessary or advisable; provided, however, that with regard to securities offered for sale by selling shareholders other than the Company (if any), the number of Dickson's Registrable Securities to be so included shall be the greater of (i) Dickson's PRO RATA share among Dickson and the other selling shareholders whose shares are included in such offering according to the total amount of securities then held by such individuals who desire to participate in the offering (or such other proportions as shall be mutually agreed upon by the Company and the other selling shareholders) or (ii) fifty thousand (50,000) Registrable Shares (as adjusted for stock splits, stock dividends or recapitalizations). If requested by the Company or the Underwriter, Dickson agrees to deliver in advance of the effectiveness of the Proposed Registration the certificates evidencing the Registrable Securities which Dickson desires in the Proposed Registration, which certificates shall be held in escrow pending the closing of the offering.

                           2.1.4 WITHDRAW. Dickson shall have the right to
withdraw his request for inclusion of his Registrable Securities in any registration statement by giving notice to the Company prior to ten (10) days before the expected effectiveness of such registration statement. The Company may decline to file any registration statement after giving notice to Dickson of its intentions to file such registration statement or may withdraw a registration statement after filing and after such notice. Such withdrawal by the Company shall not require the consent of Dickson.

                  2.2 FORM S-3 REGISTRATION.

                           2.2.1 REQUEST FOR REGISTRATION. Subject to all of the
terms and conditions contained in this Agreement, commencing (a) the later of
(i) January 1, 2005 (or if applicable, the expiration any then-effective market stand-off period set forth in Section 4 below) or (ii) ninety (90) days following the date that the Company qualifies to use Form S-3 Registration (or if applicable, the expiration any then-effective market stand-off period set forth in Section 4 below), and ending (b) the earlier of (i) December 31, 2005 in the case of 2.2.1(a)(i) above (or, if applicable, extended on a day-by-day basis for each day after January 1, 2005 if commencement under 2.2.1(a)(i) is delayed as a result of any then-effective market standoff period) or (ii) twelve
(12) months following the date the Company qualifies to use Form S-3 Registration (or if applicable, the expiration of the market stand-off period in the case of 2.2.1(a)(ii) above) (such period of time is referred to as the "S-3 Registration Period") and provided that, at such time the Company is eligible to use a registration statement on Form S-3 (or any successor short form registration statement) for registration of secondary sales of securities, then Dickson may request in writing (the "Form S-3 Request") that the Company register all or a portion of Dickson's Registrable Securities on such form (a "Form S-3 Registration"), and the Company shall reasonably promptly take reasonable actions to effect such Form S-3 Registration in accordance with this Agreement. The Company shall not, however, be obligated to effect any Form S-3 Registration under this Section 2.2: if (i) Form S-3 (or any successor short form registration statement) is not available for such offering by Dickson; (ii) Dickson proposes to sell Registrable Securities at an aggregate anticipated price to the public of less than One Million Five Hundred Thousand Dollars ($1,500,000); or (iii) the Company has already effected a Form S-3 registration for Dickson pursuant to this Section 2.2.

                  Dickson agrees to comply with all prospectus delivery requirements in connection with any resales of securities by Dickson pursuant to the Form S-3 Registration. Dickson shall be limited to one Form S-3 Registration pursuant to this Section 2.2. Notwithstanding this Section 2.2.1, in no event will the S-3 Registration Period extend beyond March 31, 2006 unless such extension is a result of the last sentence of Section 2.2.2 below.

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                           2.2.2 DEFERRAL BY COMPANY. Notwithstanding anything
in this Agreement to the contrary, the Company shall not be obligated to prepare, file and cause to become effective pursuant to this Section 2.2 a registration statement if the Company furnishes to Dickson a certificate signed by an officer of the Company stating that in the reasonable judgment of the Board of Directors of the Company it would be detrimental to the Company and/or its shareholders for the Company to comply with the requested Form S-3 Registration, and it is, therefore, advisable to defer the filing of the registration statement relating thereto. Any deferral by the Company shall be for a period of not more than ninety (90) days after the Company's receipt of Dickson's Form S-3 Request; provided, however, that the Company may not exercise this right more than two consecutive times with respect to any Form S-3 Registration during any twelve (12) month period. Any requested Form S-3 Registration which is deferred by virtue of this Section 2.2.2 and not ultimately effected by the Company, shall not be deemed to be requested registration for purposes of the limitation to one Form S-3 Registration provided for above. The period of any such deferral(s) by the Company shall be added to the S-3 Registration Period.

                           2.2.3 SUSPENSION PERIOD. Following the effectiveness
of any registration effected pursuant to this Agreement, the Company may, at any time, suspend the effectiveness of such registration for up to sixty (60) days ("Suspension Period") by giving notice to Dickson, if the Company shall have determined that the Company may be required to disclose any material corporate development, which disclosure may have a material adverse effect on the Company. Dickson agrees, upon receipt of any notice from the Company of a Suspension Period, that Dickson shall forthwith discontinue any sales of shares covered by the registration until advised in writing by the Company that Dickson may continue such sales.

                           2.2.4 LENGTH OF EFFECTIVENESS. In the case of any
registration effected by the Company pursuant to this Section 2.2, the Company will use its best efforts to keep such registration effective until the earlier of (i) nine (9) months from the date it is declared effective by the Commission; provided, however, that if the Company has suspended sales under the Registration Statement pursuant to Section 2.2.3 above, such period shall be extended by the length of time of such Suspension Period(s) (ii) such date as all of the Registrable Securities covered by the registration have been sold, or
(iii) such time as the Registrable Securities held by Dickson can be sold within a given three-month period without compliance with the registration requirements of the 1933 Act pursuant Rule 144.

                  2.3 DELAY OF REGISTRATION. Dickson shall not have the right to obtain or seek an injunction restraining or otherwise delaying any registration as a result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

                  2.4 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of Dickson that (i) Dickson furnish to the Company such information regarding himself, the Registrable Securities held by him, or otherwise as may be necessary or advisable and (ii) Dickson cooperate with the Company and its Counsel in connection with such registration.

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                  2.5 OTHER REGISTRATION RIGHTS. Nothing in this Agreement shall prevent the Company from granting registration rights to others, including rights which are superior to the rights contained in this Agreement; provided, however, that the Company will not grant to either Perry Massie or Thomas Massie piggy-back registration rights (the "Massies' Rights") superior to those of Dickson in Section 2.1 above which have the effect of subordinating to the Massies' Rights Dickson's rights to include the greater of Dickson's PRO RATA share of Registrable Securities or fifty thousand (50,000) Registrable Shares
(as adjusted for stock splits, stock dividends or recapitalizations) as provided for in Sections 2.1.2 and 2.1.3 if securities are offered for sale by other selling shareholders. Dickson agrees and acknowledges that any rights he has under this Agreement shall be subject to the rights of holders with registration rights which have priority over those granted to Dickson.

                  2.6 TERMINATION OF REGISTRATION RIGHTS. Dickson shall not be entitled to exercise any right provided for in this Section 2 if Registrable Securities can be sold in any three (3)-month period without registration in compliance with Rule 144 of the Act, or otherwise under Rule 144(k) of the Act. Dickson's rights under this Section 2 shall terminate at such time as he ceases to be the owner of more than three percent (3%) of the outstanding voting securities of the Company or at such time as the Company is not the surviving entity in connection with any merger, acquisition or consolidation or the Company shall sell all or substantially all of its assets or otherwise proceed with a liquidation and winding up of its business.

         3. REGISTRATION PROCEDURES. If and whenever the Company is required to include Registrable Securities in a registration pursuant to this Agreement, the Company will:

                  3.1 cause, all such Registrable Securities registered pursuant to such registration statement to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                  3.2 provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

                  3.3 in the case of a Form S-3 Registration, prepare and file with the Commission a registration statement with respect to Registrable Securities requested to be included therein (Dickson acknowledges, however, that if such request is made prior to the filing by the Company of its Form 10-K for 2004, then such Form S-3 Registration will not be required to be declared effective by the SEC until after such Form 10-K by the Company has been filed as long as such Form 10-K is timely filed);

                  3.4 with respect to a Form S-3 Registration, prepare and file with the Commission such amendments and supplements to such registration statement and prospectus used in connection with such registration as may be reasonably necessary to comply with the provisions of the Act with respect to the disposition of the securities covered by such registration statement; and

                  3.5 notify Dickson to the extent any of the Dickson's Registrable Securities are covered by registration statements at any time when a prospectus is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in a light the circumstances then existing.

         4. MARKET STAND-OFF. Dickson hereby agrees that, upon request by the Company in connection with any firmly underwritten registered public offering by the Company (whether or not Registrable Securities are included in such offering), for a period commencing on the date of the filing of a registration statement and ending one hundred eighty (180) days following the effective date of such registration statement, he will not, directly or indirectly, effect any sale, offer to sell, hedge, pledge, make any short sale, or distribution (or enter into any agreement to do any of the foregoing) of any Common Stock or any securities similar to those being registered by the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or 144A under the Act, except for sales included as part of such registered public offering. Notwithstanding the previous sentence, Dickson shall be entitled to sell up to one hundred thousand (100,000) shares of Common Stock between the date of this Agreement and prior to April 15, 2004 (provided, however, that no more than twenty-five thousand (25,000) of such shares shall be sold between March 15, 2004 and April 15, 2004 in the over-the-counter market, Nasdaq or other market or exchange where the Common Stock is then publicly traded or listed) and, if prior to December 31, 2004 a "Taxable Event" (as defined in the next sentence) occurs, then Dickson shall further be entitled to sell prior to January 15, 2005 such additional shares of Common Stock as necessary to pay the option exercise price required to be paid with any exercise by Dickson of the Channel Option Agreement upon the occurrence of the Taxable Event described in clause (ii) below and to satisfy Dickson's tax liability arising out of a Taxable Event. For purposes of the preceding sentence, the following events are referred to herein as a "Taxable Event": (i) the Company closes a merger with, or other acquisition of, the Channel (the "Channel Merger") which results in a taxable exchange to Dickson of Dickson's shares of Channel common stock and Dickson's Channel Option Agreement into shares of Common Stock and options to purchase shares of Common Stock, respectively, or (ii) in connection with a Channel Merger, the terms of the applicable merger agreement provide that Dickson's Channel Option Agreement is to be terminated at the effectiveness of the Channel Merger and, as a result such option would lapse unless exercised prior to the effectiveness of the Channel Merger. In addition, and subject to the exception contained two


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sentences above, Dickson hereby agrees to enter into a customary "lock-up"
agreement and to execute any ancillary agreements which the underwriter or underwriters may request pursuant to which Dickson shall agree not to, directly or indirectly, sell, pledge, hedge, make a short sale, distribute (or enter into any agreement to do any of the foregoing), any Common Stock or any securities similar to those being registered by the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or 144A under the Act for the same length of time as required of Perry Massie and Thomas Massie (excluding sales included as part of such offering). In order to enforce the foregoing covenants, the Company may impose appropriate stop-transfer instructions with respect to the shares of Common Stock held by Dickson.

         5. REGISTRATION EXPENSES; INFORMATION. The Company shall pay all expenses incurred by the Company in complying with Section 2 hereof, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, transfer taxes, fees of transfer agents and registrars. Dickson shall bear his own selling costs, commissions, underwriters' discounts, and other expenses in connection with any registration required by Section 2, including, but not limited to, expenses and fees of counsel for Dickson. In addition, Dickson covenants and agrees to provide the Company with such correct factual information as may be requested by the Company in order for the Company to prepare any of its reports, proxy statements and filings which the Company may make in connection with the Act or the Securities Exchange Act of 1934. Dickson agrees to truthfully complete any shareholder questionnaires regarding his holdings as requested by the Company. To the extent that Dickson receives any confidential information regarding the Company in connection with any Proposed Registration or Form S-3 Registration, Dickson agrees to keep such information confidential and not to disclose such information.

         6. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement:

                  6.1 DEFINITION OF VIOLATION. For purposes of this Section 6, a "Violation" shall mean: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact to be stated therein, or necessary to make the statements therein not misleading.

                  6.2 DICKSON INDEMNITY. In connection with any registration in which Dickson's Registrable Securities are included, Dickson will, to the extent permitted by law, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person who controls the Company (within the meaning of the 1933 Act), any underwriter, and any controlling person of such underwriter against any losses claims damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the 1933 Act, or other federal or state law insofar as such losses, claims, damages or liabilities (or action with respect thereto) arise out of or are based upon any Violation, to the extent that such Violation occurs in reliance upon and in conformity with information furnished by Dickson for use in connection with such registration.

                  6.3 COMPANY INDEMNITY. In connection with any registration in which Dickson's Registrable Securities are included, the Company will, to the extent permitted by law, indemnify and hold harmless Dickson, any underwriter, and any controlling person of such underwriter against any losses claims damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the 1933 Act, or other federal or state law insofar as such losses, claims, damages or liabilities (or action with respect thereto) arise out of or are based upon any Violation, to the extent that such Violation occurs in reliance upon and in conformity with information furnished by the Company for use in connection with such registration.

                  6.4 LIMITATIONS. If the indemnification provided for in this
Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and of the indemnified party on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  6.5 ADDITIONAL PROVISIONS. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control. The obligations of Dickson under this
Section 6 shall survive the completion of any offering of Registrable Securities in a registration statement pursuant to this Agreement.

         7. MISCELLANEOUS

                  7.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of California, without giving effect to the conflicts of laws principles thereof.

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                  7.2 SUCCESSORS AND ASSIGNS. The terms and conditions of this
Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto. In the event the Company changes its domicile and reincorporates into another jurisdiction, then all appropriate references to Common Stock, the Shares, and Registrable Securities, shall be deemed to mean those equivalent securities issued in connection with such reincorporation and the covenants and agreements shall continue in favor of the surviving company and any holding company created in connection with such reincorporation. This Agreement and the registration rights hereunder shall not be assignable by Dickson, except that Dickson may assign this Agreement and the rights hereunder by will or the laws of descent and distribution and the rights hereunder may be exercised during the lifetime of Dickson only by Dickson.

                  7.3 SEVERABILITY. If any provisions of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

                  7.4 ENTIRE AGREEMENT. This Agreement, and the documents referenced herein and exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, among the parties with respect hereto and thereto. The express terms hereof of this Agreement control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

                  7.5 AMENDMENT AND WAIVERS. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the Company and Dickson.

                  7.6 NOTICES. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be personally delivered, sent via facsimile or commercial overnight courier or mailed first-class postage prepaid, registered or certified mail,

             If to the Company         Outdoor Channel Holdings, Inc.
                                       43445 Business Park Drive, Suite 113
                                       Temecula, California  92590
                                       Facsimile: (909) 699-4062
                                       Attention: Perry T. Massie
             with a copy to:           Paul, Hastings, Janofsky & Walker LLP
                                       695 Town Center Drive, Seventeenth Floor
                                       Costa Mesa, California  92626-1924
                                       Facsimile: (714) 979-1921
                                       Attention: Stephen D. Cooke, Esq.

             If to Dickson:            To the address shown on the signature
                                       page hereto, or to such other address
                                       Dickson may specify by written notice to the Company.

                           Such communications shall be deemed given and
effective when they are received by the addressee thereof, one (1) day after being sent via confirmed facsimile or via commercial overnight courier; but if sent by certified mail in the manner set forth above, they shall be deemed given and effective three (3) days after being deposited in the United States mail. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section 7.6.

                  7.7 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  7.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument.

                  7.9 BREACH BY DICKSON. A material breach by Dickson under the Severance Agreement or any exhibit thereto shall be deemed to be a material breach by Dickson under this Agreement and shall entitle the Company to refuse to register Dickson's Registrable Securities. Likewise, a material breach by Dickson under this Agreement shall be deemed to be a material breach by Dickson under the Severance Agreement.

                  7.10 ARBITRATION. Any dispute regarding this Agreement shall be resolved by binding arbitration pursuant to the arbitration procedures set forth in Section 22 of the Severance Agreement, which section is hereby incorporated herein.

                            [signature page follows]

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                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                  IN WITNESS WHEREOF, this Agreement is hereby executed as of the date first above written.








"COMPANY"                                  OUTDOOR CHANNEL HOLDINGS, INC.
                                           an Alaska corporation

                                           By:    /S/ PERRY MASSIE
                                              ----------------------
                                           Name:  Perry Massie
                                           Title:
                                                 -------------------



"DICKSON"                                  /S/ RICHARD K. DICKSON II
                                           -------------------------
                                           Richard K. Dickson II

                                           Address:   42950 Calle Sauza
                                                      Temecula, California 92590
                                           Facsimile: (909) 587-3794

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